EXHIBIT 10.18

                               PALM TOWERS LEASE

This Lease is made and entered into as of this 9th day of April, 1994, by and between Landlord and Tenant identified below:


        1.   INFORMATIONAL PROVISIONS AND DEFINITIONS.

LANDLORD:             CHARLES E. GITHLER, III, as Managing Agent for
                      Owner, J. Kevin Drake, as Trustee Under Trust
                      Agreement, dated April 15, 1991

Address:              The Githler Center
                      1258 North Palm Avenue
                      Sarasota, FL 34236

TENANT:               DENTAL CARE ALLIANCE f/k/a Golden Care Network

Address:              The Palm Towers, Penthouse 1343 Main Street
                      Sarasota, FL 34236

BUILDING:             The Palm Tower Office Building, 1343 Main Street,
                      Sarasota, Florida 34236

PREMISES:             The Penthouse, 4,625 sq. ft.
                      The location of the Premises within the Building is more particularly depicted on the attached Exhibit "A."

COMMENCEMENT DATE:    May 1, 1997

TERMINATION DATE:     April 30, 2002

INITIAL TERM RENT:

Lease Year(s)    Annual Rent     Monthly    Rate/Sq. Ft.

     1           $67,571.25     $5,630.93      $14.61
     2           $68,866.25     $5,738.85      $14.89
     3           $69,375.00     $5,781.25      $15.00
     4           $72,150.00     $6,012.50      $15.60
     5           $75,156.25     $6,263.02      $16.25
PERMITTED USE: Professional office space with 24-hour access.
SECURITY DEPOSIT: $500
PARKING SPACE(S): 10 (ten)


         2. TERM. Landlord hereby Leases to Tenant the above described Premises for a term beginning on the Commencement Date and ending at 5:00 p.m. on the Termination Date ("Initial Term") subject to all of the terms and conditions of this Lease. This is

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not a month-to-month or year-to-year Lease. Landlord shall give Tenant possession of the Premises on the Commencement Date.


         3. RENT. Tenant shall pay to Landlord, as rent for the Initial Term and the Renewal Term(s), if any, without offset, demand, setoff or counterclaim, at the address from time to time provided by Landlord, the Annual Rent for the applicable Lease Year in Monthly Installments plus sales tax as follows:

             (a) The first Monthly Installment (or a pro-rated portion thereof if the Commencement Date is not the first day of the month) plus applicable sales tax shall be paid to Landlord simultaneously with Tenant's execution of this Lease. Thereafter, each Monthly Installment plus applicable sales tax shall be paid in advance on or before the first day of each month. Tenant may or may not be invoiced for rent and the failure to receive an invoice shall not excuse timely rent payment.

             (b) If Tenant defaults in the payment of any installment of rent hereunder, such installment shall bear interest at the rate of eighteen percent (18%) per annum from ten (10) days after the day it is due until actually paid. In like manner, all other obligations, benefits, and monies which may become due to Landlord from Tenant under the terms hereof, or which are paid by Landlord because of Tenant's default hereunder, shall bear interest at the rate of eighteen percent (18%) per annum, from ten (10) days after the due date until paid, or, in the case of sums paid by Landlord, because of Tenant's default hereunder, from the date such payments are made by Landlord until the date Landlord is reimbursed by Tenant therefor. In addition, Tenant shall pay Landlord a ten percent (10%) late charge on all rent payments not made and received in advance of the fifth (5th) day of each month. Should Tenant remit a partial payment for any rent or other charges due hereunder, Landlord may apply said partial payment to any rent or other charges owed by Tenant to Landlord as Landlord deems necessary or appropriate in its sole discretion.

             (c) Tenant shall pay any increases in the applicable sales tax during this Lease period or any renewal thereof.

             (d) The acceptance of partial payments of rent shall not, under any circumstances, constitute a waiver by Landlord of the right to collect the balance of rent due nor affect any notice or legal proceedings which may have been commenced pursuant to this Lease or Florida Statutes.

             (e) Tenant agrees to pay a service charge of $25.00 or five percent (5%) of the amount of the check, whichever is greater, for all dishonored or returned checks. In the event

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Tenant tenders a check which is returned or dishonored, all future rental payments shall be made in the form of a cashier's check or money order. All rents lost in the mail shall be treated as if unpaid until received by Landlord.

             (f) All costs, expenses and obligations, together with all taxes, interest and penalties thereon, required to be paid by Tenant under this Lease, and all expenses Landlord incurs because of Tenant's default under any of the terms or conditions of this Lease, including but not limited to, (i) attorney's fees and costs through appellate proceedings; (ii) all charges for labor, services and materials used in connection with any improvements or repairs to the Premises undertaken by Tenant; and/or (iii) taxes and assessments now or hereafter taxed, assessed, imposed or levied by law upon all fixtures and personal property of Tenant placed on, attached to or used in connection with the Premises, shall be deemed Additional Rent and Landlord shall have all rights and remedies with respect to such Additional Rent as are provided herein for nonpayment of the base rental. Any Additional Rent that relates to any delayed performance, nonperformance, or any default by Tenant, shall be deemed payable on the first day of the month next following such occurrence or nonoccurrence, unless otherwise stated in this Lease.


         4.  SECURITY DEPOSIT AND LAST MONTH'S RENT.

             (a) A Security Deposit and Last Month's Rent equal to the sums set forth in paragraph 1 shall be deposited with Landlord simultaneously with Tenant's execution of this Lease. The foregoing amount will be held by Landlord, without liability for interest, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease on the part of Tenant to be observed and performed.

             (b) If any payment by Tenant under this Lease shall be overdue and unpaid, or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit and Last Month's Rent, and any other monies of Tenant held by Landlord, or so much thereof as may be necessary to compensate Landlord toward the payment of any amount then due from Tenant, or toward any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant, and in such event, Tenant shall forthwith, upon demand by Landlord, restore the Security Deposit and Last Month's Rent to its original sum. In the event Tenant shall fully and faithfully comply with all of the terms, covenants and conditions, of this Lease and promptly pay all sums as they fall due, the Security Deposit shall be returned in full

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to Tenant following the Termination Date and the surrender of the Premises by
Tenant in compliance with the provisions of this Lease, less any sum or sums retained by Landlord on account of loss or damage to real or personal property.

             (c) Landlord may deliver the Security Deposit and Last Month's Rent to any purchaser, grantee, assignee, or successor of Landlord's interest in the Premises in the event such interest is sold, transferred or conveyed; and thereupon Landlord shall be discharged and released from all further liability with respect to the Security Deposit Landlord and Last Month's Rent or their return to Tenant, and Tenant agrees to look solely to the new Landlord for the return of the Security Deposit and Last Month's Rent, and this provision shall also apply to any subsequent transferees.


         5. PARKING AND COMMON AREAS. Subject to the terms and conditions of this Lease, and to reasonable rules and regulations regarding use as prescribed from time to time by Landlord, Tenant shall have the use of the number of parking spaces set forth in Paragraph 1, if any. Landlord may assign particular parking spaces for Tenant's use or may provide a parking area with unassigned parking spaces. Landlord reserves the right to temporarily or permanently relocate Tenant's parking space within a one block radius of the property and Tenant agrees to cooperate with Landlord's need to relocate its parking herein.

         Landlord may from time to time assign limited and particular parking spaces for the sole and exclusive use of Landlord, Tenant or other tenants of the Building, their officers, agents, employees or invitees in such manner as Landlord may deem necessary or appropriate. Tenant agrees that it will, within five (5) days of written request by Landlord, furnish to Tenant the state automobile license number assigned to its cars and the cars of each of its employees. Tenant shall not park any truck or delivery vehicle in the parking areas, nor permit deliveries at any place other than as designated by Landlord.

         The Common Areas referred to in this Lease shall mean all common parking areas, driveways, landscaping areas, elevator and stairway areas, lighting, delivery areas, utility areas, lobby areas and those portions of the Building shared by more than one tenant of the Building and with respect to which one tenant does not have exclusive use or rights. Landlord shall provide maintenance and janitorial service to such Common Areas. None of the parking and Common Areas will be supervised by Landlord, and Landlord shall not be liable for any injuries, damages, theft or loss to persons or property which may occur on or near such areas.

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         Neither the parking area nor any portion of the common Areas in the
Building shall be used by Tenant, or any agent or employee of Tenant, for any advertising, political campaigning or other similar use, including, without limitation, the dissemination of advertising or campaign leaflets or flyers.


         6. NO LIENS. Tenant shall keep the Premises free of liens and encumbrances. Tenant has no authority to create an encumbrance or construction lien on the Premises. If an encumbrance or lien is placed against the Premises and is not removed within sixty (60) days, Landlord may require Tenant to give satisfactory security for its removal in an amount equal to that of the encumbrance or lien with costs, expenses, interest and attorney's fees, including appellate proceedings. Tenant may contest the validity of the encumbrance or lien, but if Tenant fails to do so or to diligently prosecute the contest or to have the encumbrance or lien released, Landlord may release it, with the right in his controlled discretion to compromise it, but with no duty to do so. Tenant shall reimburse Landlord on demand for any sums so expended.

         7. USE. Tenant, its successors and assigns shall use the Premises exclusively for the Permitted Use stated at the beginning of this Lease and for no other use or purpose whatsoever. No use of the Premises by Tenant shall violate the terms of any restrictive covenant affecting the Building on the Commencement Date or the terms of any Lease with respect to any portion of the Building and any violation thereof shall constitute a default hereunder. Tenant shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities respecting the use, operation and activities of the Premises, the Building, the Common Areas and all portions thereof (including, without limitation, the use of side-walks, streets, approaches, drives, entrances and other Common Areas serving the Premises, by itself, its employees, invitees and licensees), and Tenant shall, at its own expense and subject to Landlord's prior written approval, promptly install any alteration, addition, or improvement to the Premises required by any laws, ordinances, rules, and regulations of governmental authorities. Tenant shall not make, suffer or permit any unlawful, offensive or improper use of the Premises, or such other areas, or any part thereof, or permit any nuisance in the Premises or other areas. Tenant agrees to abide by and cause its employees, customers, servants, agents, visitors, licensees, assignees, sublessees and representatives to abide by any rules or regulations promulgated by Landlord, which rules and regulations shall treat all tenants equally, shall not discriminate against Tenant, and shall not unreasonably interfere with the conduct of Tenant's business. Landlord may from time to

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time during the term of this Lease make reasonable changes and additions to said rules and regulations provided such changes and additions are applicable to all other tenants in the Building. Landlord's failure to enforce any existing or future rules and regulations, either against Tenant or any other tenant in the Building, shall not constitute a breach hereunder or waiver of any rules and regulations. However, any rule or regulation not generally enforced against other tenants in the Building will not be discriminatorily enforced against Tenant. Tenant's failure to abide by such rules and regulations shall constitute a default under the terms of this Lease in the same manner as if the same were contained herein as covenants.


         8. OBSTRUCTIONS. Tenant shall not store or place any materials of whatsoever kind or nature or any obstructions in the lobby, passageways, stairs or sidewalks abutting the Building or in any of its public portions.

         9. SIGNS. Landlord reserves the exclusive right to control the exterior appearance of the Premises and the Building, including, but not limited to signs, decorations, and advertising of any type visible from the exterior of the Premises or the Building (including those on the interior or on windows or doors), shades, awnings, window coverings or anything whatsoever affecting the visual appearance of the outside of the Premises or Building. No sign shall be placed by Tenant on the exterior of the Building. However, Landlord shall arrange for Tenant's name to be placed on the lobby directory. Such listing shall be consistent with those for other tenants of the Building and Tenant shall reimburse Landlord the cost of such listing. Tenant shall be entitled to affix one sign to the passageway wall adjacent to the entry door to the Premises provided its design and location have the prior written approval of Landlord.


         10. ENTRY. Tenant covenants and agrees, all without liability to Landlord and without abatement of Rent, (i) to permit Landlord and the holder of any mortgage on the Building, and their respective representatives, to enter the Premises at all reasonable hours in order to inspect the Premises, to make repairs, replacements or improvements in or to the Premises or the Building, to comply with any laws, orders and requirements of governmental or other authority or to exercise any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, order or requirements to keep and store within the Premises all necessary materials, tools and equipment); (ii) to permit Landlord, at all reasonable hours, to show the Premises in connection with any prospective sale of the

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Building, or any prospective mortgage, or other method of financing or refinancing of the Building; and (iii) that Landlord may, but shall not be obligated to, permit access to the Premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to such access for the purpose of taking possession of or removing, Tenant's property, or for any lawful purposes (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation, or other department of their city, state or federal governments or any other governmental authority. During the six months prior to the expiration of the term of this Lease or any renewal term, and at reasonable hours, Landlord may exhibit the Premises to prospective tenants. Landlord shall be permitted access to the Premises upon any emergency. If Tenant shall not be personally present to open and permit an entry into the Premises, at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agent may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Premises or of the Building, except as otherwise herein specifically provided.

         11. UTILITIES AND JANITORIAL SERVICE. Landlord shall pay for all electricity, water, sewer, refuse collection, heating and air conditioning used on the Premises or Common Areas unless such services are separately metered or charged to the Premises. Tenant shall pay for telephone service and all other utilities used on the Premises. Landlord shall provide regular janitorial service consistent with the service as from time to time provided the other tenants of the building.

         12. TENANT IMPROVEMENTS AND ACCEPTANCE OF THE PREMISES. Tenant, at Tenant's sole cost and expense, shall perform and complete all such improvements, painting and decorating, in an amount that will exceed $40,000. All of the Tenant Improvements shall be performed and completed at Tenant's sole cost and expense and shall be completed in good, first class and workmanlike manner. Landlord's approval of the plans, specifications and working drawings (all of which are required to be submitted to landlord) for the Tenant Improvements shall

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create no responsibility or liability on the part of Landlord for their completeness, design sufficiency or compliance with all laws, ordinances, rules and regulations of governmental authorities. Tenant shall, at its own expense, apply for and obtain any required building permits. Landlord has agreed to contribute $18,000 toward these improvements, which is Landlord's sole responsibility in this regard, except for general cooperation. Landlord shall inspect the Premises upon completion and Tenant shall provide Landlord with copies of paid invoices and other records relating to these improvements. No representations or warranties, express or implied, have been made by or on Landlord's behalf about its condition or compliance with laws, ordinances, rules, and regulations of governmental authorities. Tenant shall take any step necessary to ensure that Tenant improvements are made in compliance with all building codes and safety requirements. Tenant shall be deemed to have accepted the premises in its existing condition and state of repair throughout the improvement process, whether or not Tenant temporarily surrenders occupancy.


        13. TENANT'S CARE OF THE PREMISES.

            (a) Tenant shall not make any alterations in or additions or improvements to the Premises without the prior express written consent of the Landlord. Landlord's refusal to grant such consent shall be conclusive.

            (b) Tenant shall keep the Premises in a clean, safe and sanitary condition and shall permit no waste to occur to the Premises or fixtures therein or to any additions, alterations or improvements thereto, whether installed by Landlord or Tenant, and shall maintain all interior halls, doors, and windows, if any, in a neat and clean condition and shall not permit rubbish, refuse or garbage to accumulate or any fire or health hazard to exist upon or about the Premises or other areas. All waste or injury to the Building, Premises or fixtures or to any additions, alterations or improvements thereto, caused by moving the property of Tenant or its agents in or out of the Building, or any waste or injury whatsoever done by Tenant, its agents, servants, employees, independent contractors, licensees, invitees or visitors, as well as any damage done by water, electricity, fire or other substance due to the neglect of the aforesaid, shall be promptly repaired by Tenant. In the event Tenant fails to comply with the foregoing provisions, Landlord shall have the right, but not the obligation, to enter upon the Premises and to make all necessary repairs, the cost of which shall be borne by Tenant and which shall become due and payable upon delivery of a statement of such costs by Landlord to Tenant or mailing the same, postage prepaid, to Tenant at his last known address.

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             (c) Tenant agrees to make no alterations, additions or improvements to the Premises without Landlord's prior written consent and all such alterations, additions and improvements shall be performed and completed at Tenant's sole cost and expense and shall be completed in good, first class, workmanlike manner. Landlord's approval of the plans, specifications, and working drawings (all of which are required to be submitted to Landlord) for the alteration, addition or improvement shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency or compliance with all laws, ordinances, rules and regulations of governmental authorities.
All alterations, additions, or improvements upon or affixed to or in the Premises (including, but not limited to, floor coverings, wall coverings, window treatments, and anything bolted, nailed, plumbed or otherwise secured in a matter customarily deemed to be permanent), whether installed by Landlord or Tenant, shall be deemed to be a fixture inuring to the Building, and shall not be subject to attachment or a construction, materialmen's or similar lien, and shall in any event be and become the property of Landlord and remain upon the Premises and be surrendered at the end of this Lease, or Landlord, at its sole option, may require Tenant, at Tenant's expense, to promptly remove any or all of such alterations, additions or improvements and restore the Premises to the same condition as exists either on the Commencement Date or prior to the date of the alteration, addition or improvement. Business machines and such equipment are excluded from this subparagraph.

             (d) Tenant shall not use the Premises in any manner which shall invalidate or be in conflict with fire insurance policies covering the Building, or increase the rate of fire insurance on the Building over that in effect prior to this Lease. If, by any reason of failure of Tenant to comply with the provisions of this subparagraph, then the fire insurance rate shall at the beginning of this Lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord as additional rent hereunder for that part of all fire insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure or use by Tenant and shall make such reimbursement upon the first day of the month following such payment by Landlord.

             (e) Tenant shall cooperate fully with Landlord to assure the efficient and economic operation of the Building's heating, air conditioning and plumbing systems.

             (f) Tenant shall not install any equipment which uses a substantial amount of electricity without the prior express consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of electrical current which can be safely used in

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the Premises. Landlord's consent to the installation of electrical equipment shall be construed to relieve Tenant from the obligation not to use more electricity than the safe capacity. Tenant shall not place a load upon any floor of the Premises which exceeds the loan per square foot which the floor is designed to carry. All machines and equipment shall be installed in such a manner by Tenant so as to eliminate the transmission of noise, vibration or electrical or other interference from the Premises to other areas of the Building.

             (g) Tenant shall not penetrate the roof of the Building or place anything thereon without the prior written consent of Landlord. Any roof penetrations must be made by a contractor approved by Landlord. Tenant shall promptly repair any damage or wear to the roof resulting in whole or in part from such use or caused by penetrations made during installation of equipment or by vibration of said equipment. Furthermore, Tenant shall assume and pay for damages of any type suffered by anyone as a result of the above acts.

             (h) Tenant agrees to strictly comply with all pertinent laws, ordinances, statutes and regulations whatsoever, of any governmental body of subdivision, incident to its occupancy of the Premises and its use thereof.

             (i) At the end of the term or upon termination of this Lease, Tenant shall deliver up the Premises, without delay, in good condition and repair, reasonable wear and tear excepted, and in a broom-clean condition with all glass, doors and windows intact. Any personal property left on the Premises after the termination of this Lease shall be deemed to have been abandoned and Landlord may retain or dispose of same without accountability.

         14. QUIET POSSESSION. Landlord shall, on the Commencement Date of the term of this Lease, as hereinabove set forth, place Tenant in quiet possession of the Premises and shall secure it in the quiet possession thereof against all persons lawfully claiming the same during the entire lease term and each extension thereof.

         15. INSURANCE. Throughout the term of this Lease and any extension or renewal thereof, Tenant shall maintain in force a policy or policies of public liability insurance (including broad form general liability extension endorsement) insuring Tenant against the claims of all persons or personal injuries or property damage, or both, arising out of or incident to Tenant's use or occupancy of said Premises. Landlord shall be named as additional insured under said policies and Tenant shall deliver certificates evidencing such coverage in an amount of not less

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than One Million Dollars ($1,000,000.00) for any property damage or loss from any one accident, and not less than One Million Dollars ($1,000,000.00) for injury to any one person from any one accident. Such certificates shall provide that the coverage cannot be canceled without at least thirty (30) days written notice to Landlord. Tenant, at its sole cost and expense, shall at all times insure and keep insured for the benefit of Landlord and Tenant, as their respective interests shall appear, all of Tenant's fixtures, equipment, signs and tenant improvements in or appurtenant to the Premises, including, but not limited to, all those items installed in or affixed to the Premises as a part of Tenant's work, to the full insurable value thereof against loss or damage by fire, water and other perils ordinarily covered by an extended coverage endorsement. This requirement is promulgated to protect Tenant in the event of roof leaks, among other things. Tenant shall further maintain all such workmen's compensation insurance and other policies of insurance as Landlord may require or as may be required by law.

         16. TAXES. All real property taxes and assessments levied on the Building and all other similar charges shall be paid by Landlord. All personal property taxes levied on any property located in the Premises shall be paid by Tenant. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property, and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

         17. CASUALTY LOSS. Landlord has the option to repair or restore the Premises or to terminate this Lease if all or a substantial part of the Premises is destroyed by casualty. If Landlord elects to terminate, Landlord shall notify Tenant of said termination in writing within thirty (30) days after the casualty. If Landlord elects to repair or restore, the rent abates in proportion to the impairment of use that can be reasonably made of the Premises until it is repaired or restored. If the repairs or restorations are not made within one hundred eighty (180) days after the casualty or if a licensed architect in the county certifies that the repairs or restorations cannot be made within that time with reasonable diligence, this Lease may be terminated by Tenant by written notice to Landlord within thirty (30) days thereafter.

         18. CONDEMNATION. If all or a substantial part of the Premises is taken under eminent domain, this Lease shall

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terminate at the option of either party on the date when the condemning authority takes possession. Tenant has no claim to the condemnation award. If the lease is not terminated, the rent abates in proportion to the impairment of use that can be made of the Premises.

         19. DEFAULT BY TENANT. The occurrence of one or more of the following is a default under this Lease by Tenant:

             (a) Failure to pay rent or make any other payment required under this Lease within ten (10) days following a due date;

             (b) Failure to comply with any provision of this Lease other than subparagraph (a) if the failure continues for ten (10) days after written notice from Landlord to Tenant; but if the default is one that requires more than ten
(10) days to cure, Tenant shall have a reasonable time to cure it if he begins curing within ten (10) days after the notice and diligently prosecutes it to completion;

             (c) Assignment of this Lease by Tenant, or the subletting or all or any portion of the Premises without first obtaining the written consent of Landlord as required by the terms of this Lease;

             (d) Making a general assignment or arrangement for the benefit of creditors; or being adjudicated a bankrupt; or receiving the benefit of any insolvency, readjustment of debts, reorganization or bankruptcy law, or entering into an agreement of composition with creditors; or having a receiver or trustee appointed to take possession of Tenant's assets on the Premises or his interest in this Lease when possession is not restored to him within thirty (30) days; or the seizing under legal process of Tenant's assets on the Premises or his interest in this Lease when the seizure is not discharged within thirty (30) days;

             (e) Vacating or abandoning the Premises for more than fifteen (15) consecutive days;

             (f) Ceasing its business operations on the Premises; or

             (g) Allowing a lien to be placed on the Premises for services performed or materials provided.

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         20. REMEDIES ON DEFAULT.

             (a)  If a default by Tenant occurs, Landlord may:

                  (1) Immediately re-enter and remove all persons and property from the Premises and place said property in a public warehouse or elsewhere at Tenant's expense without liability;

                  (2) Relet the Premises or any part of it, for the account of
             Tenant for the remainder of the terms to any tenant at rent and conditions that Landlord deems advisable. Landlord shall credit the rent received on the balance due from Tenant first to any expenses incurred because of the repossession, next to interest and the balance to principal. Landlord may repair or restore the premises if required for reletting. Repossession shall not terminate this Lease unless Landlord given written notice of termination to Tenant;

                  (3) Collect each installment of rent or other sum due under this Lease as it becomes due or otherwise enforce any of its provisions that are not being complied with by Tenant;

                  (4) Await the end of the term of this Lease and then collect all rent or other sums due under it;

                  (5) Terminate this Lease by written notice to Tenant in which event Tenant shall immediately surrender possession of the Premises and pay Landlord all loss or damages incurred because of Tenant's default including all rent due or to become due, all of which shall become due forthwith.

             (b) Notice or demand is not a prerequisite to any remedy unless another part of this Lease provides for notice or demand in which event that provision shall prevail.

             (c) In addition to any other loss or damages that Landlord sustains because of Tenant's default, Tenant shall pay all reasonable expenses of repair, alteration, renovation or addition to the Premises required as a result of his tenancy or required to relet the Premises, transfer and storage charges for Tenant's personal property removed from the Premises, and brokers' commissions incurred by Landlord in reletting the Premises.

             (d) Tenant grants Landlord a lien on Tenant's property located within the Premises to secure all sums due or to become due under this Lease in addition to any statutory lien or right

Landlord _______                                                         Page 13
Tenant _________
to distrain. Tenant shall not remove his property from the Premises until all money due Landlord is paid. If Tenant's property is removed, the lien continues for a period of six (6) months during which Landlord may seize Tenant's property wherever found and sell it or so much of it as will satisfy all money due Landlord without process. This lien may be enforced by distress regardless of the nature of the money due.

             (e) All remedies of Landlord are cumulative to each other and to any other remedies given by law. All rights of Landlord on Tenant's default apply to a renewal or extension of this Lease. By making a payment for Tenant or from any security deposit, Landlord does not waive Tenant's default or any right Landlord has because of this default.

             (f) Notwithstanding any termination and/or expiration of Tenant's interest under this Lease, Tenant's liability, including but not limited to the payment of all rents and other payments required of Tenant, whether accruing prior to or after the date of termination and/or expiration of this Lease, shall survive and continue, and shall not affect Landlord's right to collect said sums.

         21. EXCULPATION. Landlord shall not be liable for any injury to Tenant's business or loss of income from it, or for damage to his personal property or that of his employees, invitees, customers or any other person in or on the Premises, or for injury to Tenant or his employees, agents or contractors caused by casualty or accident, whether the loss, damage or injury in any case results from conditions on the Premises or on other parts of any building of which the Premises is a part or from other sources and regardless of whether the cause or means of rectifying it is inaccessible to Tenant. Landlord shall not be liable to Tenant for any claim or demand arising from any act or omission of any other tenant in any building in which the Premises is located. Landlord and Tenant waive all claims and demands against each other for loss or damages to the property of either located on the Premises or to the Premises caused by any hazard covered by insurance and for which subrogation may be waived under the insurance policies. Both parties shall obtain insurance policies on their respective property or the Premises, as the case may be, that contain provisions permitting waiver of subrogation before loss.


         22. INDEMNITY. Tenant shall indemnify Landlord and hold him harmless from any claims or demands arising from:

             (a) Tenant's use or possession of the Premises and the conduct of any business by Tenant on the property and anything

Landlord _______                                                         Page 14
Tenant _________
done or permitted by Tenant in or about the Premises, or any of them;

             (b) Any default of Tenant under this Lease;

             (c) The negligence of Tenant and his agents, contractors or employees or any of them;

             (d) Any damage to the property of Tenant or others or injury to any person on or about the Premises from any cause;

             (e) Any legal or administrative proceeding in which Landlord is made a party without his fault;

             (f) All costs and expenses incurred by Landlord in connection with items indemnified against. Tenant shall defend any legal action or proceeding resulting from a claim or demand indemnified against him at his expense by attorneys satisfactory to Landlord on receipt of written notice from Landlord to do so.

         23. HOLDING OVER. If Tenant retains possession of the Premises after expiration of this Lease or a renewal or extension, Tenant shall be a tenant from month to month and shall comply with this Lease as though it remained in force and pay the rent specified for the last month of this Lease during each month of the retention of possession. Payment and acceptance of rent is not a renewal or extension of this Lease. Landlord may terminate the retention on three (3) days written notice to Tenant before the end of a rent payment period and resume possession of the Premises.

         24. ASSIGNMENT AND SUBLEASE.

             (a) Tenant shall not assign this Lease nor sublet all or any portion of the Premises without the prior written consent of the Landlord. Landlord's consent shall not be unreasonably withheld. Without limiting Landlord's right to withhold consent at its own discretion, Landlord specifically may withhold consent (i) if Tenant is in default under the terms of this Lease regardless of significance; (ii) if the proposed assignee's or subtenant's projected use of the Premises involves the use, storage, generation or disposal of Hazardous Substances, as that term is defined in this Lease; or
(iii) if as a result of the proposed assignment or sublease, Landlord would be subjected to compliance with additional requirements of law or governmental regulations beyond those requirements which are applicable to the assignee or subtenant, including, without limitation, the "Americans With Disabilities Act." In the event Tenant shall seek Landlord's permission to assign this Lease or sublet all or a portion of the Premises, Tenant shall provide to Landlord, the

Landlord _______                                                         Page 15
Tenant _________
name, address and financial statement of the proposed assignee or subtenant and such other information concerning the proposed assignee or subtenant as Landlord may require. This information shall be in writing and shall be received by Landlord no less than thirty (30) days prior to the effective date of the proposed Assignment or Sublease. Landlord and Tenant agree that Landlord is expressly relying upon the credit and reputation of Tenant.

             (b) In the event Landlord shall consent to a requested Assignment or Sublease, such Assignment or Sublease shall be evidenced by a written instrument in form and substance reasonably satisfactory to Landlord and a duplicate original of such instrument shall be delivered to Landlord. Any instrument of Assignment shall contain a specific assumption by the assignee of all obligations of the Tenant hereunder. Any Sublease shall provide that it is expressly subject and subordinate to this Lease, and shall contained the written consent of the subtenant to the terms and conditions of this Lease and to the direct enforcement thereof by Landlord against subtenant. At Landlord's request, subtenant shall enter into a direct lease with Landlord in lieu of a sublease with Tenant. Tenant hereby assigns absolutely and unconditionally to Landlord all of its right, title and interest in and to all subleases now or hereafter in effect including, without limitation, all rents due or to become due from any present or future subtenant, subject to permission hereby given by Landlord to collect subrents for as long as this Lease is current, in good standing, and not in default. Tenant will not directly or indirectly collect or accept or accept any payment of subrent (excluding a security deposit) under any sublease more than one month on advance of the date when same shall become due. In the event Tenant shall sublease all or part of the Premises for rentals in excess of those rentals payable hereunder, Tenant shall pay to Landlord, as additional rent hereunder, all such excess rentals.

             (c) Landlord is expressly given the right to assign any or all of its interest or rights under the terms of this Lease.

             (d) In the event of a sublease or assignment, and in the event that Landlord accepts the new tenant, Tenant shall not be released from the obligations of this Lease and shall remain primarily liable thereon. No acceptance by Landlord of any rent from an assignee or subtenant shall constitute a waiver of any of the provisions of this paragraph, or an acceptance by Landlord of the assignee or subtenant, or a release of Tenant from its obligations to Landlord under this Lease. Furthermore, such acceptance shall not constitute a waiver of the necessity of obtaining consent as to any subsequent sublease or assignment. Tenant will perform and observe each and every term and condition

Landlord _______                                                         Page 16
Tenant _________
to be performed or observed by Tenant as sublessor under all subleases and does hereby indemnify and agree to hold Landlord harmless from and against any and all liabilities, claims and causes arising thereunder in connection therewith.

             (e) If Tenant is a corporation and any transfer, sale, pledge or other disposition of any portion of the stock of Tenant shall occur, or power to vote any portion of the stock of Tenant be changed, such action shall be considered an assignment under the terms of this Lease. If Tenant is a trust or a partnership, the addition or withdrawal of any partner or change in the beneficial ownership of Tenant shall be considered an assignment under the terms of this Lease.

         25. NOTICES. Until advised otherwise in writing, all notices under this Lease shall be given to Landlord at Landlord's address: c/o Charles E. Githler, III, The Githler Center, 1258 North Palm Avenue, Sarasota, Florida 34236, with a copy to J. Kevin Drake, Esquire, 1343 Main Street, Suite 204, Sarasota, Florida 34236. All notices under this Lease to Tenant shall be given to Tenant at Tenant's business address at the Premises as described on page 1.

         26. ESTOPPEL CERTIFICATE. At any time on not less than three (3) days written request by Landlord, Tenant shall execute and deliver a written statement certifying that this Lease is unmodified and in full force or, if modified, that it is in full force as modified, setting forth the modifications, and the dates to which rent and other charges have been paid in advance and whether Tenant has any claims or demands against the Landlord and, if so, the nature and extent of them. The statement may be relied on by a prospective purchaser or encumbrancer of the Premises. The failure of the Tenant to execute and deliver to Landlord the Estoppel Certificate in accordance with the foregoing provisions of this paragraph within the said three (3) day period shall constitute an acknowledgment by the Tenant to any person entitled, as aforesaid, to rely thereupon that this Lease is unmodified and in full force and effect and that the Rent and other charges have been duly and fully paid to and including the respective due dates immediately preceding the date of such notice and the amount of the balance of the Security Deposit (if any) held by Landlord, and shall constitute, as to any person entitled as aforesaid to reply upon such statements, a waiver of any defaults of Landlord which may exist prior to the date of such notice.

         27. SUBORDINATION AND ATTORNMENT. Landlord may sell or encumber the Building of which the Premises is a part, or this Lease, at any time, subject to Tenant's rights and interest which

Landlord _______                                                         Page 17
Tenant _________
shall be subordinate to any mortgage now or hereafter encumbering the Building. Tenant shall subordinate his interest under this Lease to any mortgage placed on part or all of the property by Landlord and shall execute any instruments required for this purpose. Tenant shall attorn and establish direct privity of estate and contract with and recognize any purchaser of the Building as the Landlord under this Lease. Upon the absolute transfer of the Building to any party assuming Landlord's obligations hereunder, Landlord shall be relieved of any and all obligations to Tenant hereunder.

         28. SEVERABILITY. In case one or more of the provisions contained in this Lease shall be for any reason held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions thereof and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         29. ENTIRE AGREEMENT. This Lease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter within it. No oral promises, representations or affirmation, made contemporaneously with the execution of this Lease shall operate to modify, enlarge, or contradict its express terms. This Lease may be executed in duplicate, each of which shall serve as an original.

         30. MODIFICATION. No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof, and duly executed by the parties hereto.

         31. WAIVER. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Lease shall be deemed to be a waiver of any other breach of the same for any other term, condition, or covenant contained herein.

         32. BROKERAGE. Except for brokers employed by Landlord or brokers representing Tenant acknowledged by separate writing by Landlord, Tenant covenants, warrants and represents to Landlord that there was no broker instrumental in consummating this Lease and that no conversations or prior negotiations were had by Tenant with any such broker concerning the renting of the Premises. Landlord acknowledges its responsibility for compensation for commissions due, if any, for brokers employed or acknowledged by it in writing, if any. Tenant agrees to indemnify and hold Landlord harmless against and from all liabilities,

Landlord _______                                                         Page 18
Tenant _________
including attorney's fees, arising from any claims for brokerage commissions or finder's fees resulting from any conversation or negotiations had by Tenant with any broker or any other person, other than a broker employed or acknowledged in writing by Landlord.

         33. ATTORNEYS' FEES. In the event Tenant breaches any of the terms of this Lease whereby Landlord employs attorneys to protect or enforce its rights hereunder and prevails, then Tenant shall reimburse Landlord for the Landlord's reasonable attorneys' fees as well as court costs and any and all other expenses incurred by Landlord in protecting or securing its rights hereunder.

         34. PARTIES BOUND. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns when permitted by this agreement. This Lease does not confer any right, claim or privilege on a person or governmental authority not a party.

         35. APPLICABLE LAW. This agreement shall be construed under and in accordance with the laws of the State of Florida. This agreement shall not be construed against a party solely because that party prepared it.

         36. OPTION TO RENEW. Provided Tenant is not in default under this Lease, Tenant shall have the option to renew this Lease for the number of Renewal Terms set forth in Paragraph 1, if any. Subject to Tenant's exercise of same as hereinafter provided, each Renewal Term will be for the number of years set forth in Paragraph 1, after the expiration of the Initial Term or the immediately preceding Renewal Term. In order to exercise its option to renew, or any of them, Tenant shall mail written notice of the exercise of each renewal option to Landlord at least six (6) months prior to the expiration of the Initial Term or the then existing Renewal Term, as the case may be, but no earlier than Nine (9) months prior to the expiration of the Initial Term or the then existing Renewal Term as the case may be. Where applicable, it shall be a condition to Tenant's right to any Renewal Term that Tenant has exercised its right to the immediately preceding Renewal Term. All of the terms, provisions, covenants, conditions and obligations of this Lease pertaining to the Initial Term shall automatically apply to any Renewal Term. The "Term" of this Lease shall mean and refer to the Initial Term and any Renewal Term(s) which are provided to and properly exercised by Tenant, as hereinabove described.

Landlord _______                                                         Page 19
Tenant _________

         37. COMMON AREA MODIFICATION AND NAME OF BUILDING. Notwithstanding anything to the contrary contained in this Lease, Landlord reserves the right to increase, decrease or otherwise modify or alter the Common Areas. Landlord reserves the right to change the name of the Building at any time, and from time to time, at Landlord's sole discretion.

         38. RECORDING. Tenant shall not record this Lease or a memorandum thereof in the public records of any county. Any such recordation shall constitute a breach of this Lease.

         39. HEADINGS AND CONSTRUCTION. Headings used in this Lease are for convenience only and shall not be used to interpret or construe its provisions. Each term and provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. Time is of the essence of this Lease. Masculine gender is used in this Lease and includes other genders as the context requires.

         40. LANDLORD'S WARRANTY. Landlord represents and warrants that it is the lawful owner of the entire Building and the underlying real estate and is in quiet, peaceful and lawful possession of the entire Building and real estate and has the legal right to enter into this Lease.

         41. LANDLORD AS TRUSTEE. The parties understand and agree that the person who signed this Lease, Charles E. Githler, III, is a managing agent for the Building, and the owner of the Building owns the Building as trustee and that neither the managing agent nor the trustee shall have any personal liability for any reason whatsoever arising under this

         42. RADON GAS. RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

         43. HAZARDOUS SUBSTANCES. Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Tenant or by Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises except as permitted above, or if the Premises become contaminated in any manner for which Tenant is liable, Tenant shall indemnify

Landlord _______                                                         Page 20
Tenant _________
and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Building, damages caused by loss or restriction of renewable or usable space or any damages caused by adverse impact on marking of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Lease term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Tenant shall first obtain Landlord's approval for any such remedial action.

               As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive or corrosive and that is regulated by any local government, the State of Florida or the United States government. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance," pursuant to state, federal or local governmental law. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCBs"), and petroleum.

         44. EXHIBITS. The exhibits attached to this Lease are hereby incorporated herein and made a part hereof. Notwithstanding anything to the contrary contained in this Lease, the terms of the Exhibits shall control.


         45. ADA COMPLIANCE. Tenant acknowledges that the Premises may constitute a place of public accommodation or a commercial facility under Title III of the American's with Disabilities Act ("ADA") and that the ADA is applicable to both an owner and a lessee of a place of public accommodation or commercial facility. Tenant further acknowledges that, under the ADA any structural alteration to the leased premises must comply with accessibility standards set forth in the rules promulgated by the Department of Justice, 28 C.F.R. Sec. 36.101 et. seq. In the event Tenant makes any structural alteration to the Premises which would require compliance with Title III of the ADA and the accessibility standards promulgated by the Department of Justice, Tenant agrees to design and build such structural alterations so as to comply

Landlord _______                                                         Page 21
Tenant _________
with the ADA and the accessibility standards. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all liabilities, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions, or causes of action of any and every kind and nature arising or growing out of or in any way connected with any structural alteration of the Premises by Tenant. Nothing contained herein shall be construed to modify the requirement that any alteration to the Premises must have the prior written approval of Landlord, and such approval, if given, shall not be construed to be a waiver by Landlord of Tenants obligations and agreements as set forth in this paragraph.


         46. WAIVER OF JURY TRIAL. LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THE PARTIES HERETO AGREE THAT VENUE SHALL BE SARASOTA COUNTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF THIS FACT SIGNS ITS INITIALS.


                                            ------------------------------------
                                            INITIALS OF TENANT


         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Lease effective the date first above written.

                                            LANDLORD:

                                            PALM TOWERS OFFICE BUILDING

Witnesses:                                  By:
                                                --------------------------------
                                                Charles E.  Githler as  Managing
-----------------------------------------       Agent for Owner, J. Kevin Drake,
                                                Trustee Under Trust Agreement
                                                dated April 15, 1991


                                            TENANT:

Landlord _______                                                         Page 22
Tenant _________

                                            DENTAL CARE ALLIANCE, a Florida
                                               corporation

                                            By:
----------------------------------------        --------------------------------
                                                Steven Matzkin
                                                As its President
----------------------------------------              [CORPORATE SEAL]

Landlord _______                                                         Page 23
Tenant _________

                                    ADDENDUM


DCA ("Tenant") shall have first right of refusal if Signage becomes available during the term of this lease.


                                    GUARANTY

         FOR VALUE RECEIVED, and in consideration for and as an inducement to Landlord to Lease the Premises referred to in the annexed Lease to Tenant therein named, the undersigned does jointly and severally if more than one, hereby guaranty to Landlord the punctual payment of the rent, additional rents, and other charges (hereinafter collectively called "Rents"), and the due performance of all the other terms, covenants, and conditions contained in said Lease on the part of Tenant to be paid and/or to be performed thereunder, and if any default shall be made by Tenant under said Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money as Tenant is and shall become liable for and/or obliged to pay under said Lease and/or fully to satisfy and perform such other terms, covenants, and conditions of said Lease on the part of Tenant to be performed thereunder and to pay also any and all damages, expenses, and attorneys' fees (hereafter collectively called "Damages") that may be suffered or incurred by Landlord in consequence of the nonpayment of said Rents or the nonperformance of any such other terms, covenants, and conditions of said Lease; such payments of Rents to be made monthly or at such other intervals as the same shall or may become payable under said Lease, including any accelerations thereof, such performance of said other terms, covenants, and conditions to be made when due under said Lease and such Damages to be paid when incurred by Landlord, all without requiring any notice from Landlord of such nonpayments, nonperformance, or nonobservance, or proof of notice or demand, all of which the undersigned hereby expressly waives; and the maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under said Lease, or to secure the performance of any of the other terms, covenants, and conditions of said Lease or to recover damages, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under said Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rents and performance of said other terms, covenants, and conditions, or any of them and such time extended

Landlord _______                                                         Page 24
Tenant _________
and indulgences granted, from time to time, or the Tenant may be dispossessed or the Landlord may avail itself of or exercise any or all of the rights and/or remedies against Tenant provided by law or by said Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned along without proceeding against Tenant. The undersigned does hereby further consent to any subsequent change, modification, and/or amendment of said Lease in any of its terms, covenants, or conditions, or in the Rents payable thereunder, and/or to any assignment or assignments of said Lease, and/or to any renewals or extensions thereof (Option Periods), all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under said Lease shall have been fully paid and satisfied. As a further inducement to Landlord to make said Lease and in consideration therefor, Landlord and the undersigned hereby agree that in any action, proceeding, or counter-claim brought by either Landlord or the undersigned against the other on any matters whatsoever arising out of or in any way connected with said Lease or this Guaranty, that Landlord and the undersigned shall and do hereby waive trial by jury. This Guaranty or any of the provisions hereof cannot be modified, waived, or terminated, unless in writing, signed by the parties hereto. The provisions of this Guaranty shall apply to and bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns.

Landlord _______                                                         Page 25
Tenant _________

        IN WITNESS WHEREOF, Guarantors have executed, or caused to be executed, this Guaranty this ___ day of _______, 19__.


WITNESSES:                           Guarantors:

_______________________________      By:_______________________________________
                                        Individually
                                          SSN:
                                          Home Address:
                                          Tel:
                                          Drivers Lic.

_______________________________      By:_______________________________________
                                        Individually
                                          SSN:
                                          Home Address:
                                          Tel:
                                          Drivers Lic.


STATE OF FLORIDA
COUNTY OF SARASOTA

         I HEREBY CERTIFY that on this day, before me, a Notary Public duly authorized in the State and County aforesaid to take acknowledgments, personally appeared ___________________ and ________________, who are personally known to me or who have produced ____________________ as identification and who did take an oath, to be the persons described in and who executed the foregoing instrument, and who acknowledged before me that they executed said instrument.

         WITNESS my hand and official seal in the county and state named above this ___ day of _______, 19__.


                                          --------------------------------------
                                          Print Name:
                                                      --------------------------
                                          Notary Public
                                          My commission expires:
                                          [SEAL]

Landlord _______                                                         Page 26
Tenant _________